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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      February 26, 2001
                                                  ---------------------


                           DATASTREAM SYSTEMS, INC.
                           ------------------------

            (Exact name of Registrant as specified in Its Charter)




        DELAWARE                    0-25590                 57-0813674
     --------------------         -----------           ------------------
     (State of                    (Commission           (IRS Employer
     Incorporation)               File Number)          Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                          29605
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(Address of principle executive offices)                 (Zip Code)


(Telephone number of registrant)      (864) 422-5001
                                 -------------------


                                 NOT APPLICABLE
                                 --------------
   (Former Name, Former Address and Former Fiscal Year, if changed since last report)
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ITEM 5.   OTHER EVENTS

          On February 26, 2001, the Company announced that its Board of Directors has authorized a plan to repurchase up to 500,000 shares of the Company's Common stock, par value $.01 per share, over a period of time ending no later than August 26, 2001. Subject to availability, the repurchases may be made from time to time in the open market or otherwise at prices that the Company deems appropriate. The repurchased shares will have the status of treasury shares and may be used, when needed, for general corporate purposes, including the grant of stock options.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 Press Release, dated February 26, 2001.

                                      -1-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 26, 2001               By:  /s/ Alex Estevez
                                           ------------------------
                                           C. Alex Estevez
                                           Chief Financial Office

                                      -2-
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                                 EXHIBIT INDEX

Exhibit
Number    Description
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99.1      Press Release, dated February 26, 2001.